Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share

16. Earnings per share

Earnings per share

Basic earnings per share

Basics earnings per share was calculated for the year ended December 31, 2017, 2016 and 2015 using the weighted average number of common shares outstanding during the period.

Diluted earnings per share

For the year ended December 31, 2017 and 2016, the Company computed diluted earnings per share using (i) the number of shares of common stock used in the basic earnings per share calculation as indicated above (ii) if diluted, the incremental common stock that the Company would issue upon the assumed exercise of restricted stock units. For the year ended December 31, 2017, the incremental common stock that the Company would issue upon the assumed exercise of the stock option plan was not included in the diluted earnings per share even when they were in-the-money, as under the treasury stock computation method they have an antidilutive effect as the sum of the proceeds, including unrecognized compensation expense, exceeds the average stock price. For the year ended December 31, 2016, stock options were out-of-the-money as the strike price exceeded the current share price; therefore they are not included in the computation of diluted earnings per share. There is no antidilutive effect for the year ended December 31, 2015.

The following table presents basic and diluted earnings per share:

	2017	2016	2015
Net income / (loss) attributable to Despegar.com Corp.	42,366	17,797	(85,276)
Earnings per share attributable to Despegar.com Corp.
Basic	0.69	0.30	(1.49)
Diluted	0.69	0.30	(1.49)
Weighted average number of shares outstanding
Basic	61,457	58,518	57,078
Dilutive effect of restricted stock units	90	90	n/a